Investment Strategy - XD Treasury Money Market Fund	Jan. 27, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategy
Strategy Narrative [Text Block]

The Fund operates as a “Government Money Market Fund,” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). This means that the Fund invests at least 99.5% of its total assets in (1) U.S. government securities, (2) repurchase agreements that are collateralized fully by cash or U.S. government securities, (3) cash, and/or (4) other money market mutual funds that operate as Government Money Market Funds.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in U.S. Treasuries and repurchase agreements that are fully collateralized by U.S. Treasuries. U.S. Treasury securities are direct obligations of the federal government of the United States. Treasury securities include Treasury Bills, Treasury Notes, Treasury Bonds, Treasury Inflation-Protected Securities (“TIPS”) and Treasury Floating Rate Notes. In contrast to the Fund’s 99.5% policy, the Fund’s 80% policy does not include cash or repurchase agreements collateralized by cash.

In selecting securities for the Fund, the Adviser considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund. In addition, the Fund intends to comply with Rule 2a-7 of the 1940 Act and may purchase only securities that meet those requirements relating to maturity, diversification and credit quality, and must meet the requirements relating to portfolio liquidity. The Fund invests in securities that, at the time of purchase, are treated under applicable regulations as having remaining maturities of 93 days or less. The Fund must have a dollar-weighted average maturity of 60 calendar days or less and a dollar-weighted average life of 120 calendar days or less.